Exhibit 99.3

Exhibit 99.3
Third Quarter 2017 Results
October 17, 2017
Synovus the bank of here

SYNOVUS
Forward Looking Statements
This slide presentation and certain of our other filings with the Securities and Exchange Commission contain statements that constitute “forward-looking statements” within the meaning of, and subject to the protections of, Section 27A of the Securities Act of 1933. as amended, and Section 21E of the Securities Exchange Act of 1934, as amended All statements other than statements of historical fact are forward-looking statements. You can identify these forward-looking statements through Synovus’ use of words such as “believes,” “anticipates,” “expects,” “may,” “will,” “assumes,” “should,” “predicts,” ’could,” “should,” “would,” “intends,” “targets,” “estimates,” “projects,” “plans,” ’potential” and other similar words and expressions of the future or otherwise regarding the outlook for Synovus’ future business and financial performance and/or the performance of the banking industry and economy in general. These forward-looking statements include, among others, statements on (1) future loan growth; (2) future deposit growth; (3) future net interest income and net interest margin; (4) future adjusted non-interest income; (5) future non-interest expense levels and efficiency ratios; (6) future credit trends and key metrics; (7) future effective tax rates; (8) our strategy and initiatives for future growth, capital management, strategic transactions, our brand initiative and financial planning; (9) our expectations related to the anticipated benefits of certain transactions and initiatives, including those related to the Cabela’s transaction and debt redemption; and (10) our assumptions underlying these expectations. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve known and unknown risks and uncertainties which may cause the actual results, performance or achievements of Synovus to be materially different from the future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements are based on the information known to, and current beliefs and expectations of Synovus’ management and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by such forward-looking statements. A number of factors could cause actual results to differ materially from those contemplated by the forward-looking statements in this presentation. Many of these factors are beyond Synovus’ ability to control or predict.
These forward-looking statements are based upon information presently known to Synovus’ management and are inherently subjective, uncertain and subject to change due to any number of risks and uncertainties, including, without limitation, the risks and other factors set forth in Synovus’ filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2016 under the captions “Cautionary Notice Regarding Forward-Looking Statements” and “Risk Factors” and in Synovus’ quarterly reports on Form 10-Q and current reports on Form 8-K. We believe these forward-looking statements are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations and speak only as of the date that they are made. We do not assume any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as otherwise may be required by law.
Use of Non-GAAP Financial Measures
This slide presentation contains certain non-GAAP financial measures determined by methods other than in accordance with generally accepted accounting principles. Such non-GAAP financial measures include the following: adjusted diluted earnings per share; adjusted return on average assets; adjusted return on average common equity; adjusted return on average tangible common equity, loan growth excluding transfers to held-for-sale; net charge-off ratio excluding charge-offs on loans transferred to held-for-sale; average deposit growth excluding WFB deposits; average core transaction deposits; cost of interest bearing core deposits; total adjusted revenues; adjusted non-interest income; adjusted non-interest expense; adjusted efficiency ratio; tangible common equity ratio; and common equity Tier 1 (CET1) ratio (fully phased-in). The most comparable GAAP measures to these measures are diluted earnings per share; return on average assets; return on average common equity; loan growth; net charge-off ratio; total average deposits; effective cost of funds; total non-interest income; total non-interest expense; efficiency ratio; total shareholders’ equity to total assets ratio; and CET1 ratio, respectively Management uses these non-GAAP financial measures to assess the performance of Synovus’ business and the strength of its capital position Management believes that these non-GAAP financial measures provide meaningful additional information about Synovus to assist management, investors, and bank regulators in evaluating Synovus’ operating results, financial strength, the performance of its business and the strength of its capital position. However, these non-GAAP financial measures have inherent limitations as analytical tools and should not be considered in isolation or as a substitute for analyses of operating results or capital position as reported under GAAP. The non-GAAP financial measures should be considered as additional views of the way our financial measures are affected by significant items and other factors, and since they are not required to be uniformly applied, they may not be comparable to other similarly titled measures at other companies. Adjusted diluted earnings per share, adjusted return on average assets, and adjusted return on average common equity are measures used by management to evaluate operating results exclusive of items that are not indicative of ongoing operations and impact period-to-period comparisons. Adjusted return on average tangible common equity is a measure used by management to compare Synovus’ performance with other financial institutions because it calculates the return available to common shareholders without the impact of intangible assets and their related amortization, thereby allowing management to evaluate the performance of the business consistently. Loan growth excluding transfers to held-for-sale is a measure used by management to evaluate organic loan growth exclusive of loans transferred to held-for-sale and the net charge-off ratio excluding charge-offs on loans transferred to held-for-sale is a measure used by management to evaluate charge-offs exclusive of charge-offs on loans transferred to held-for-sale. Average core transaction deposits is a measure used by management to evaluate organic growth of deposits and the quality of deposits as a funding source. The cost of interest bearing core deposits is a measure used to evaluate the cost of deposits as a funding source exclusive of brokered deposits and non-interest bearing deposits. Total adjusted revenues and adjusted non-interest income are measures used by management to evaluate total revenue and non-interest income exclusive of net investment securities gains/losses and changes in fair value of private equity investments, net, and the Cabela’s transaction fee. Adjusted non-interest expense and the adjusted efficiency ratio are measures utilized by management to measure the success of expense management initiatives focused on reducing recurring controllable operating costs. The tangible common equity ratio and common equity Tier 1 (CET1) ratio (fully phased-in) are used by management and bank regulators to assess the strength of our capital position. The computations of the non- GAAP financial measures used in this slide presentation are set forth in the Appendix to this slide presentation.

SYNOVUS

3Q17 Highlights

Profitability

- Diluted EPS of $0.78, up 31.3% vs. 2Q17 and 54.5% vs. 3Q16
  - Adjusted diluted EPS(1) of $0.65, up 6.7% vs. 2Q17 and 24.7% vs. 3Q16
- ROA of 1.27%, up 27 b.p.s vs. 2Q17 and 39 b.p.s vs. 3Q16
  - Adjusted ROA(1) of 1.05%, up 4 b.p.s vs. 2Q17 and 15 b.p.s vs. 3Q16



Diluted EPS
$0.51 $0.52
$0.60 $0.61
$0.78 $0.65
24.7%(1)
YoY
3Q16 2Q17 3Q17
As Reported
As Adjusted(1)



Return on Average Assets
0.88% 0.90%
1.00% 1.01%
1.27% 1.05%
15 b.p.s(1)
YoY
3Q16 2Q17 3Q17
As Reported
As Adjusted(1)

Balance Sheet Growth

- Total average loans grew $149.9 million or 2.4%(2) vs. 2Q17 and $1.36 billion or 5.9% vs. 3Q16
- Total average deposits grew $295.2 million or 4.7%(2) vs. 2Q17 and $1.26 billion or 5.2% vs. 3Q16



Total Average Loans
(in billions)
$23.14
$24.35
$24.50
5.9%
YoY
3Q16 2Q17 3Q17



Total Average Deposits
(in billions)
$24.03
$24.99
$25.29
5.2%
YoY
3Q16 2Q17 3Q17

Credit Quality and Capital Management

- NPA ratio of 0.57% improved 20 b.p.s from 3Q16
- Return on average common equity of 13.24% increased 435 b.p.s vs. 3Q16
  - Adjusted ROE(1) of 10.92% increased 184 b.p.s vs. 3Q16
  - Adjusted ROATCE(1) of 11.19% increased 203 b.p.s vs. 3Q16



NPA Ratio
0.77%
0.73%
0.57%
20 b.p.s
YoY
3Q16 2Q17 3Q17



Return on Average Common Equity
8.89% 9.08%
10.34% 10.49%
13.24% 10.92%
184 b.p.s(1)
YoY
3Q16 2Q17 3Q17
As Reported
As Adjusted(1)

(1) Non-GAAP financial measure; see appendix for applicable reconciliation.
(2) Annualized.

3

SYNOVUS
Transaction with World’s Foremost Bank and Capital One
On September 25, 2017, Synovus Bank completed the acquisition of certain assets and assumption of certain liabilities of World’s Foremost Bank (WFB), a wholly-owned subsidiary of Cabela’s Incorporated.
Simultaneous with the above transaction, Synovus Bank sold the credit card assets and related liabilities to Capital One Bank (Capital One), while retaining WFB’s $1.1 billion brokered time deposit portfolio.
The acquired deposits have a weighted average remaining maturity of approximately 2.53 years and a weighted average rate of 1.83%, which represented a discount to market rates of approximately 14 b.p.s as of September 25, 2017.
3Q17 non-interest income includes a $75.0 million fee received from Cabela’s and Capital One as part of the transaction.
During the third quarter, concurrent with the transaction, Synovus initiated various balance sheet restructuring actions which will continue into the fourth quarter. These actions are expected to result in over 5% EPS accretion in 2018 through increased net interest income, lower provision expense, and lower non-interest expense growth.

SYNOVUS
Selected items impacting earnings
(tin millions, except per share data) Increase (decrease)
in pre-tax earnings
Cabela’s transaction fee $75.0 Balance sheet restructuring actions:
Provision expense related to transfers to held for sale ($78 million in ($27.7) loans, consisting primarily of NPLs)
Discounts to fair value for completed/planned ORE accelerated dispositions ($7.1)
Repositioning of investment securities AFS portfolio ($8.0)
Asset impairment charges related to accelerated disposition of corporate ($1.7) real estate and other properties
Increase in earnout liability relating to Global One acquisition ($2.0)
Litigation contingency expense and other items(2) ($0.7)
Net impact to 3Q17 pre-tax earnings $27.8
Net impact to 3Q17 diluted EPS $0.13
The 4Q17 results are expected to include a loss on early extinguishment of debt totaling approximately $25.0 million, pre-tax.(1)
(1) On September 25, 2017, Synovus issued a notice of redemption to redeem on November 9, 2017 all of the outstanding 7.875% Senior Notes which have a $300 million aggregate principal amount.
(2) See slide 32 in appendix for specific components.

Sequential quarter growth of $56.8 million or 0.9%(1) vs. 2Q17 Sequential quarter growth, excluding transfers to held for sale(2), of $134.6 million or 2.2%(1) C&I up $24.8 million or 0.8%(1)(2) Consumer up $286.4 million or 21.5%(1)(2) CRE down $178.4 million or 9.5%(1)(2) Year-over-year growth of $1.22 billion or 5.3% C&I up $718.1 million or 6.5% Consumer up $750.1 million or 15.6% CRE down $245.6 million or 3.3% Total average loan growth of $149.9 million or 2.4%(1) vs. 2Q17 and $1.36 billion or 5.9% vs. 3Q16 (1) Annualized (2) Non-GAAP financial measure; see appendix for applicable reconciliation. (in billions) $23.26 $24.43 $24.49 11.01 11.74 11.73 47.3% 48.1% 47.8% 4.80 5.28 5.56 20.6% 21.6% 22.7% 7.45 7.41 7.23 32.1% 30.3% 29.5% 3Q16 2Q17 3Q17 (in milions) Sequential quarter loan growth: $202.0 $172.0 $56.8 CRE Consumer C&I 6

Deposits Total Average Deposits Synovus 3Q17 total average deposits of $25.29 billion increased $295.2 million or 4.7%(1) vs.2Q17 Excluding the acquired WFB brokered deposits, 3Q17 average deposits increased $223.3 million or 3.5%(1)(4) vs. 2Q!7 Average core transaction deposits(3)(4), of $18.60 billion increased $194.0 million or 4.2%(1) vs. 2Q17 3Q17 total average deposits increased $1.26 billion or 5.2% vs. 3Q16 Average core transaction deposits(3)(4) increased $1.24 billion or 7.1% vs. 3Q16 Strong deposits growth while deposit costs remain stable core transaction deposits(3)(4) Time SCM Brokered (1) Annualized (2) Brokered deposits include a bank deposit sweep product offered to synovus Securities customers. Average balances of these accounts totaled $328.3 million $332.8 million and $313.9 million for 3Q16, respectively. Effective September 25, 2017 brokered deposits reflect the addition of the $11 billion in acquired deposits. The addition increased 3Q17 averaged brokered deposits by approximately $72 million (3) Core transaction accounts consists of non-interest banning. Now/savings, and money deposits excluding SCM deposits. (4) Non-GAAP financial measure, see appendix for applicable reconciliation. Total Average Deposits (in billions) $24.03 $24.99 $25.29 1.41(2) 1.38(2) 1.53(2) 2.11 2.05 1.99 3.15 3.15 3.16 17.36 18.41 18.60 3Q16 2Q17 3Q17 Core transaction deposits(3)(4) Time SCM Brokered 7

SYNOVUS
Net interest income
(dollars in millions)
$226.0
$251.1
$262.6
3.27%
3.51%
3.63%
3Q16
2Q17
3Q17
Net Interest Income
Net Interest Margin
(1) See slide 18 in the appendix for applicable calculation.
(2) Non-GAAP financial measure; see appendix for applicable reconciliation.
Net interest income of $262.6 million increased $11.5 million or 4.6% vs. 2Q17 and 16.2% vs. 3Q16
Net interest margin of 3.63% up 12 b.p.s vs. 2Q17
Yield on earning assets of 4.11% up 12 b.p.s from 2Q17
Yield on loans of 4.49% up 13 b.p.s from 2Q17
Effective cost of funds of 0.48%(1) unchanged from 2Q17
Cost of interest bearing core deposits(2) of 0.41% up 3 b.p.s from 2Q17

SYNOVUS

Non-interest income


(in millions)
$68.2
6.5
7.3
19.6
34.8
$68.7
8.1
5.8
20.6
34.2
$135.4
75.5
5.6
21.2
33.1
3Q16
2Q17
3Q17
Other income
Mortgage banking income
Fiduciary/asset management, brokerage, and insurance revenues
Core banking fees(2)

- 3Q17 non-interest income of $135.4 million increased $66.7 million vs. 2Q17 and $67.3 million vs. 3Q16
  - 3Q17 other income includes the $75.0 million Cabela's transaction fee, partially offset by $8.0 million in investment securities losses
- Adjusted non-interest income[1] of $68.4 million decreased $1.6 million or 2.3% vs. 2Q17 and remained unchanged vs. 3Q16
- Core banking fees of $33.1 million declined $1.1 million or 3.2% vs. 2Q17 and $1.6 million or 4.7% vs. 3Q16
  - The sequential quarter decline reflects a $744 thousand decrease in SBA/GGL gains to $1.2 million, partially offset by a $435 thousand increase in service charges on deposit accounts.
- Fiduciary/asset management, brokerage, and insurance revenues of $21.2 million increased $541 thousand or 2.6% vs. 2Q17 and $1.6 million or 8.3% vs. 3Q16
  - Assets under management of $13.0 billion increased 15% vs. 3Q16

(1) Non-GAAP financial measure; see appendix for applicable reconciliation.
(2) Include service charges on deposit accounts, bankcard fees, letter of credit fees, ATM fee income, line of credit non-usage fees, gains from sales of government guaranteed loans, and miscellaneous other service charges.

9

Non- interest expense
(dollars in millions)
SYNOVUS
3Q17 non - interest expense of $205.6 million increased $13.9 million or 7.2% vs. 2Q17 and increased 10.6% vs. 3Q16
3Q17 adjusted non - interest expense (1) of $194.1 million increased $2.7 million or 1.4% vs. 2Q17 and increased $10.2 million or 5.5% vs. 3Q16
3Q17 efficiency ratio of 50.62%; compared to 63.13% in 3Q16
3Q17 adjusted efficiency ratio (1) of 58.59%; improved from 62.41% in 3Q16
As Reported
As Adjusted (1)
Efficiency Ratio 63.13% 59.90% 50.62%
Adjusted Efficiency Ratio (1) 62.41% 59.56% 58.59%
(1) Non- GAAP financial measure; see appendix for applicable reconciliation.
$185.9 $183.9 $191.7 $191.4
$205.6 $194.1

Credit quality
(dollars in million)
NPA, NPL, and Past Due Ratios
0.77% 0.74% 0.77% 0.73% 0.64% 0.64% 0.65% 0.65% 0.27% 0.27% 0.26% 0.27% 0.57% 0.40% 0.35%
3Q16 4Q16 1Q17 2Q17 3Q17
NPA Ratio
NPL Ratio
Total Past Dues > 30 Days Ratio
Provision Expense
SYNOVUS
Net Charges-offs[2]
$6.9 $8.3 $6.9 $15.7 $38.1 0.12% 0.14% 0.12% 0.26% 0.62%
3Q16 4Q16 1Q17 2Q17 3Q17 $5.7 $6.3 $8.7 $10.3 $39.7
3Q16 4Q16 1Q17
2Q17 3Q17
Allowance for Loan Losses 1.09%
1.06% 1.05% 1.02% 1.02% $253.8 $251.8 $253.5 $248.1 $249.7
3Q16 4Q16 1Q17 2Q17 3Q17
(1) Excludes impaired loans held for sale. (2) Net charge-off ratio is as a percentage of average total loans, annualized.

SYNOVUS
Capital ratios
3Q16    2Q17 3Q17
Common equity Tier 1 ratio    9.97% 10.02 10.04 (1)
Tier 1 capital ratio    10.06 10.37 10.41(1)
Total risk-based capital ratio    12.05 12.24 12.28 (1)
Leverage ratio    8.98 9.30 9.34
Tangible common equity ratio(2)    9.28 9.15 8.88
Disallowed deferred tax assets(3) (in millions)    $249.9 142.0 112.7
3Q17 common equity Tier 1 ratio on a fully phased-in basis estimated at 9.87%(1)(2)
Completed $90.6 million in common share repurchases during the quarter and $135.9 million year-to-date through September 30, 2017.
(1) Preliminary (2) Non-GAAP financial measure: see appendix for applicable reconciliation. (3) Tier 1 capital disallowed deferred tax asset; CET1 disallowed deferred tax asset is $90.2 million at September 30, 2017 (80% of total disallowed DTA) compared to S113.6 million at June 30, 2017 and $136.1 million at September 30, 2016 (60% of total disallowed DTA). 12

2017 Outlook Excluding Cabela’s fee and balance sheet restructuring actions Metric YTD 3Q17 vs. PY (As Reported)
YTD 3Q17 vs. PY (2) 2017 Outlook (YR) (2) Balance Sheet Average loan growth 6.2% 6.2% 5% to 7%
Average total deposit growth 6.1% 6.1% 5% to 7% Revenue Net interest income growth 13.2% 13.2% 12% to 14% Adjusted non-interest income (2) growth 2.4% 2.4% 2% to 4% Non-interest Expense and Taxes Total non-interest expense growth 5.7% 4.1% 2% to 4% Effective tax rate 34.6% 34.6% 34% to 35%
Credit and capital Net charge-off ratio 33 b.p.s 15p.b.s 15 to 20 b.p.s Share repurchases $135.9 million $135.9 million
Up to $200 million (1) Assumes no further changes in interest rates (2) Non-GAAP financial measure; see appendix for applicable reconciliation 13

Appendix

Condensed Income Statement
(In thousands, except per share data)    3Q17 2Q173Q16
Net interest income    $262,572 $251,097$226,007
Adjusted non-interest income*    68,418 70,054 68,345
Adjusted non-interest expense*    (194,102) (191,442) (183,907)
Provision expense    (39,686) (10,260) (5,671)
Discounts to fair value—ORE dispositions    (7,082) - -
Asset impairment charges    (1,168) - -
Cabela’s transaction fee    75,000 - -
Investment securities (losses) gains, net    (7,956) (1) 59
Decrease in fair value of private equity investments, net    (27) (1.352) (249)
Restructuring charges    (519) (13) (1.243)
Litigation contingency/settlement (recovery) expense    (401) - 189
Earnout liability adjustments    (2,059) - -
Amortization of intangibles    (292) (292) -
Merger-related expense    (23) - (550)
Fair value of adjustment to Visa derivative    - - (360)
Income before taxes    152,675 117,791 102,620
Income tax expense    54,668 41,788 37,375
Dividends on preferred stock    2,559 2,559 2,559
Net income available to common shareholders    $95,448 $73,444 $62,686
Net income per diluted common share    $0.78 $0.60 $0.51
Average diluted common shares    121,814 123,027 123,604
* Non-GAAP financial measure; see applicable reconciliation.

Quarterly Highlights Trend
3Q16 4Q16 1Q17 2Q17 3Q17
Diluted EPS    $0.51 0.54 0.56 0.60 0.78
Net interest margin    3.27% 3.29 3.42 3.51 3.63
Financial
Performance    Adjusted efficiency ratio(1) 62.41 61.81 62.25 59.56 58.59
ROA(2)    0.88 0.90 0.96 1.00 1.27
Adjusted ROA(1)(2)    0.90 0.91 0.97 1.01 1.05
Balance    Total loans 3.5% 10.1 6.8 2.8 0.9
Sheet
Growth(2)(3)    Total average deposits 7.1 10.4 4.2 1.2 4.7
Credit    NPA ratio 0.77% 0.74 0.77 0.73 0.57
Quality    NCO ratio(2) 0.12 0.14 0.12 0.26 0.62
Common shares outstanding(4)    121,453 122,266 122,322 121,661 119,567
Capital    CET1 ratio 9.96% 9.96 9.86 10.02 10.04(5)
TCE ratio(6)    9.28 9.09 9.04 9.15 8.88
(1)Non-GAAP financial measure; see applicable reconciliation. See slide 20 for additional information (2) Annualized (3) Sequential quarter growth, annualized (4) In thousands (5) Preliminary (6) Non-GAAP financial measure; see applicable reconciliation.

Net interest margin metrics
Investment Securities Portfolio
2.5 1.84% 3Q16 3.7 1.93% 4Q16 3.8 2.07%
1Q17 3.6 2.11% 2Q17 3.6 2.12% 3Q17
Duration (in years) Yield
SYNOVUS Loan Portfolio
1.1 4.14% 3Q16 1.1 4.14% 4Q16 1.3 4.25% 1Q17 1.3 4.36% 2Q17 1.4 4.49% 3Q17
Duration (in years) Yield Loan Portfolio Rate Mix 33.6%
19.0% 46.4% 3Q16 34.6% 18.6% 45.3% 4Q16 36.1% 17.9% 45.0%
1Q17 37.1% 17.3% 45.4%
2Q17 37.3% 16.8% 45.8%
3Q17 Fixed rate Prime floating rate* LIBOR foating rate*
* As of September 30, 2017, $497 million or 2.0% of total loans were at their floor rate, down from $994 million or 4.3% of total loans a year ago Net Interest Income Sensitivity Immediate change in short-term interest rates (in b.p.s) +100 +25 Estimated % increase in net interest income* 3.85%1.46% 17

Effective cost of funds calculation
(dollars in thousands)    3Q16 2Q17 3Q17
Total interest expense    $30,547 $34,412 $35,080
Total interest expense, annualized    121,524 138,003 139,176
Total average interest earning assets    $27,593,919 $28,741,517 $28,816,967
Effective cost of funds (total interest expense, annualized divided by    0.44% 0.48%0.48%
total average interest earning assets)

Non-interest Income
3Q17 vs. 3Q17 vs. 2Q17% 3Q16%
(dollars in thousands)    3Q16 2Q17 3Q17 Change Change
Service charges on deposit accounts    $20,822 $19,820 $20,255 2.2% (2.7%)
Fiduciary and asset management fees    11,837 12,524 12,615 0.7 6.6
Brokerage revenue    6,199 7,210 7,511 4.2 21.2
Mortgage banking income    7,329 5,784 5,603 (3.1) (23.6)
Bankcard fees    8,269 8,253 7,901 (4.3) (4.5)
Other fee income    5,171 6,164 5,094 (17.4) (1.5)
Other non-interest income    8,718 10,299 9,439 (8.4) 8.3
Adjusted non-interest income*    $68,345 $70,054 $68,418 (2.3%) 0.1%
Cabela’s transaction fee    - - 75,000 nm nm
Investment securities gains (losses), net    59 (1) (7,956) nm nm
Decrease in fair value of private equity investments, net    (249) (1,352) (27) (98.0) (0.9)
Total non-interest income    $68,155 $68,701 $135,435 97.1% 98.7%
nm - not meaningful
* Non-GAAP financial measure; see applicable reconciliation.

Non-interest Expense

SYNOVUS

(dollars in thousands)	3Q16	4Q16	1Q17	2Q17	3Q17
Salaries and other personnel expense	$101,945	$101,662	$107,191	$105,213	$109,675
Net occupancy and equipment expense	28,120	27,867	29,331	29,933	30,573
FDIC insurance and other regulatory fees	6,756	6,614	6,770	6,875	7,078
Professional fees	6,486	6,904	5,355	7,551	7,141
Third-party processing expense	11,219	12,287	12,603	13,620	13,659
Litigation contingency/recovery	(189)	-	-	-	401
Restructuring charges	1,243	42	6,511	13	519
Fair value adjustment to Visa derivative	360	4,716	-	-	-
Advertising expense	5,597	4,905	5,912	5,346	3,610
Merger-related expenses	550	1,086	86	-	23
Earnout liability adjustment	-	-	-	-	2,059
Amortization of intangibles	-	400	183	292	292
Discounts to fair value - ORE dispositions	-	-	-	-	(7,082)
Asset impairment charges	-	-	-	-	(1,168)
Other expenses	18,146	21,917	19,183	20,778	21,432
Adjusted non-interest expense excluding credit costs	178,269	182,156	186,345	189,316	193,168
Foreclosed real estate expense	2,725	2,840	2,134	1,448	183
Other credit costs	$2,913	$1,969	$2,129	$678	$751
Adjusted non-interest expense*	183,907	186,965	190,608	191,442	194,102
Net interest income	226,007	233,530	239,927	251,097	262,572
Add: Tax equivalent adjustment	330	322	309	298	283
Add: Total non-interest income	68,155	74,006	71,839	68,701	135,435
Add: Cabela's transaction fee	-	-	-	-	(75,000)
Subtract/add: Decrease in fair value of private equity investments, net	249	499	1,814	1,352	27
Subtract/add: Investment securities (gains) losses, net	(59)	(5,885)	(7,668)	1	7,956
Total adjusted revenues	$294,682	$302,472	$306,221	$321,449	$331,273
Adjusted efficiency ratio* - as previously reported	60.55%	60.32%	N/A	N/A	N/A
Adjusted efficiency ratio* - new presentation	62.41%	61.81%	62.25%	59.56%	58.59%

* Non-GAAP financial measure; see applicable reconciliation.

20

(dollars in millions) (SYNOVUS) Assets sold or transferred to Held for Sale During 3Q17, $95.8 million in assets were either sold or transferred to Held for Sale at a total cost, net of reserves, of $34.8 million This action led to a 34% reduction in NPLs and a 23% reduction in NPAs - $7.4 million of the loans transferred were accruing loans At September 30, 2017, there remains $30.2 million in loans and $8.1 million in ORE that are expected to be sold over the next three to six months, further reducing NPAs Composition of assets sold or transferred to HFS 26% 6% 9% 5% 54% Inv. Prop. Resi. Prop. Development & Land C&I Consumer Risk Category Book Value prior to Write-down and sale/transfer Charge-off / Write-down Reserves Net Cost Loans (NPL & Accruing) $77,760 $34,235 ($6,525) $27,710 ORE 18,055 7,082 - 7,082 Total 95,815 41,317 (6,525) 34,792

Portfolio Distribution by Type
SYNOVUS (dollars in millions) 3Q16 4Q16 1Q17 2Q17 3Q17 Investment Properties $5,899 25.4%
$5,869 24.6% $6,016 24.8% $6,036 24.7% $5,925 24.2% Residential Properties 922 4.0
887 3.7 861 3.6 836 3.4 795 3.2 Land Acquisition 645 2.8 609 2.6 582 2.3 543 2.2 507 2.1
Total CRE $7,466 32.1%
$7,366 30.9%$7,459 30.7% $7,414 30.3% $7,227 29.5% C&I 11,016 47.4 11,552 48.4 11,741 48.4 11,751 48.1 11,727 47.9 Consumer 4,808 20.7 4,964 20.8 5,084 21.0 5,291 21.7 5,558 22.7 Total Loans* $23,263 100.0% $23,856 100.0% $24,258 100.0% $24,431 100.0% $24,487 100.0%*Total loans include unearned income, which is not displayed on this table.

Investment Properties

SYNOVUS

Composition of 3Q17 Investment Properties Portfolio
Total Portfolio $5.9 billion


Office Buildings
27%
Shopping Centers
14%
Hotels
14%
Warehouses
8%
Multi-Family
28%
Other Investment Property
9%

Retail CRE Property Type Mix
Total Portfolio $840 million


Standalone
26%
Anchored 1-2 tenants
22%
Anchored Power Centers
20%
Unanchored Centers
30%
Malls/Outlet Centers
2%

Investment Properties 3Q17 Credit Metrics:

Credit Indicator	Inv. Prop. Total	Retail CRE
NPL Ratio	0.03%	0.04%
Net Charge-off (Recovery) Ratio*	0.06%	0.00%
30+ Days Past Due Ratio	0.06%	0.00%
90+ Days Past Due Ratio	0.00%	0.00%

Retail CRE Portfolio Highlights:

- Portfolio balance has declined approximately $124 million YTD
- 95% of properties are stabilized/non-construction
- Current credit metrics are very favorable (see table)
- Portfolio underwriting requires significant equity and sponsorship
- Largest exposure in markets with higher relative job growth, including Atlanta, Nashville, Charleston, and Tampa
- Standalone properties consist primarily of credit tenants, including discount/dollar stores, pharmacies, and auto parts/service
- Unanchored centers are primarily service-oriented businesses that are less susceptible to online competition
- Anchored portfolio comprised of diverse mix of credit tenants with little exposure to known store closings

* Annualized

23

Residential C&D and Land Acquisition SYNOVUS (dollars in millions) Performing Residential C&D and Land Acquisition Portfolio Trends Continued reduction in this non-strategic portfolio As of 3Q17, Residential C&D and Land Acquisition portfolios represent only 2.6% total performing loans Decline of 78% since 4Q09 $2,821 $1,363 $862 $829 $629 4Q09 4Q11 4Q13 4Q15 3Q17 (dollars in millions) Category $ Balance % of Total NPL % Past Due *Net Chg Offs “Adjusted NCOs 1-4 Family Construction 195.3 31.0 0.00 0.46     (0.07) (0.07) Residential Development 113.2 18.0 0.45 0.21 1.93 (0.51) Land Acquisition 320.7 51.0 0.67 1.45 2.74 0.74 *    Annualized ** Adjusted to exclude impact of loans transferred to Hold for Sale 24

C&I Portfolio Diverse Industry Exposure Total Portfolio $11.73 billion 2.32% 1.97% 3.10% 3.48% 6.01% 4.59% 6.14% 6.97%
7.20% 6.70% 4.96% 3.89% 6.26% 7.95% 23.10% 5.39% SYNOVUS® Large Corporate/Middle Market/Specialty Lines represent 37% of C&I balances Community/Retail Bank represents 63% of C&I balances C&I Portfolio Metrics: Credit Indicator 3Q17 NPL Ratio 0.53% Net Charge-off Ratio* 0.68% 30+ Days Past Due Ratio 0.36% 90+ Days Past Due Ratio 0.03% *Excluding impact of transfers to Held for Sale, Net Charge-Off Ratio would be 0.10% Health Care Finance/Insurance R/E Leasing Retail Trade Wholesale Trade Prof., Scientific, Tech. Svcs. Ag, Forestry, Fishing Admin., Support, Waste Mgmt., Remediation Manufacturing Construction Other Services R/E Other Accommoda. & Food Svcs. Transport. & Warehousing Educational Svcs. All Other
*Annualized

Consumer Portfolio

SYNOVUS

Total Consumer Portfolio $5.56 billion



Other Consumer 6%
Consumer Lending Partnerships 16%
Credit Card 4%
HELOC 28%
Consumer Mortgage 46%

Mortgage and HELOC, the two largest concentrations, have strong credit indicators:

Credit Indicator	HELOC	Mortgage
Weighted average credit score of 3Q17 originations	778	778
Weighted average credit score of total portfolio	782	772
Average LTV	75.3%	75.3%
Average DTI	32.3%	30.8%
Utilization Rate	55.9%	N/A

Consumer Portfolio Credit Metrics:

Credit Indicator	3Q17
NPL Ratio	0.43%
Net Charge-off Ratio*	0.92%
30+ Days Past Due Ratio	0.46%
90+ Days Past Due Ratio	0.03%

*Excluding impact of transfers to Held for Sale, Net Charge-Off Ratio would be 0.10%

- **Credit Card portfolio continues to perform well**
  - Average utilization rate 20.9%
  - Average credit score 735
  - Charge-offs below industry average at 2.29% YTD*
- **Lending partnerships with GreenSky and SoFi**
  - Currently $915 million in balances, or 3.7% of total portfolio
  - GreenSky is a point-of-sale program where the customer applies with home improvement store, contractor, or other merchant
  - SoFi portfolio primarily consists of refinanced student loan debt

* Annualized; reflects impact of HFS transfers

26

portfolio risk Distribution synovus
(dollars in millions)
Risk Category    4Q16 2Q17 3Q17 3Q17 vs. 2Q17 Change 3Q17 YTD Change
Passing Grades    $23,122 $23,733 $23,889 $156 $767
Special Mention    325 303 276 (27) (49)
Substandard Accruing    257 236 225 (11) (32)
Non-Performing Loans    153 159 98 (61) (55)
Total Loans
$23,856    $24,431 $24,487 $57 $631

Loan Loss Reserve Coverage Trends SYNOVUS®
(dollars in millions)
1.09% 1.06% 1.05% 1.02% 1.02%
$254 $252 $254 $248 $250
199% 202% 205% 217% 336%
171% 164% 160% 156% 255%
3Q16 4Q16 1Q17 2Q17 3Q17
Loan Loss Reserve
LLR to NPLs
LLR to NPLs (excluding NPLs for which the expected loss has been charged off) 28

Troubled Debt Restructurings SYNOVUS®
(dollars in millions)
Composition of September 2017 Performing TDRs
Risk Categories: Loan Type:
Substandard 50% Consumer 17%
Pass 39% Inv. Prop. 17%
Special Mention 11% Resi. Prop. 9%
Development & Land 9%
C&I 47%
Accruing TDR Trends
17% reduction from 3Q16
$202 $196 $172 $167 $167
3Q16 4Q16 1Q17 2Q17 3Q17
Approximately 93% of performing TDRs are paid current; TDRs 90+ days past due total 0.03%
50% of performing TDRs are rated better than substandard
Most TDR designations are due to interest rate concessions
82% of performing TDRs are not residential or land-related 29

Past Dues by Portfolio Type    SYNOVUS
30-Days + Past Due    Outstanding
Balance
(dollars in millions)    2Q17 3Q17 3Q17
Investment properties    0.06% 0.06 $5,925
1-4 family construction    0.32 0.46 195
1-4 family investment mortgage    1.27 1.08 599
Residential properties    1.05 0.93 795
Land acquisition & development    0.36 1.14 507
Total CRE    0.19 0.23 7,227
Commercial and industrial    0.22 0.36 11,727
Consumer    0.51 0.46 5,558
Total    0.27 0.35 $24,487*
*Includes unearned income of $24.5 million

Net Charge-offs (Recoveries) by Type    SYNOVUS
(dollars in millions, % of average loans annualized)     2Q17 3Q17
Investment properties    ($0.1) (0.01%) $0.1 0.01%
1-4 family properties    (0.1) (0.03) 3.0 1.44
Land acquisition & development    0.7 0.52 2.4 1.82
Total CRE    0.5 0.03 5.6 0.30
Commercial and industrial    11.2 0.38 20.0 0.68
Consumer    4.0 0.30 12.6 0.92
Total net charge-offs    $15.7 0.26% $38.1 0.62%

Non-GAAP Financial Measures    SYNOVUS
(dollars in thousands)    3Q17 2Q17 3Q16
Net income available to common shareholders    $95,448 $73,444 $62,686
Add: Earnout liability adjustments    2,059 - -
Add: Merger-related expense    23 - 550
Add: Fair value adjustment to VISA derivative    - - 360
Add/subtract: Litigation contingency/recovery    401 - (189)
Add: Restructuring charges    519 13 1,243
Add: Amortization of intangibles    292 292 -
Add: Provision expense on loans transferred to held-for-sale    27,710 - -
Add: Discount to fair value- ORE dispositions    7,082 - -
Add: Asset impairment charges    1,168 - -
Add/subtract: Investment securities (losses) gains, net    7,956 1 (59)
Add: Decrease in fair value of private equity investments, net    27 1,352 249
Subtract: Cabela’s transaction fee    (75,000) - -
Add/subtract: Tax effect of adjustments    11,034 (613) (797)
Adjusted net income    78,719 74,489 64,043
Weighted average common shares outstanding-diluted    121,814 123,027 123,604
Adjusted diluted earnings per share    $0.65 $0.61 $0.52

Non-GAAP Financial Measures, continued
SYNOVUS
(dollars in thousands) 3Q17 2Q17 3Q16
Net Income    $98,008 $76,003 $65,245
Add: Earnout liability adjustments    2,059 - -
Add: Merger-related expense    23 - 550
Add: Fair value adjustment to VISA derivative    - - 360
Add/subtract: Litigation contingency/recovery    401 - (189)
Add: Restructuring charges    519 13 1,243
Add: Amortization of intangibles    292 292 -
Add: Provision expense on loans transferred to held-for-sale    27,710 - -
Add: Discount to fair value- ORE dispositions    7,082 - -
Add: Asset impairment charges    1,168 - -
Add/subtract: Investment securities (losses) gains, net    7,956 1 (59)
Add: Decrease in fair value of private equity investments, net    27 1,352 249
Subtract: Cabela’s transaction fee    (75,000) - -
Add/subtract: Tax effect of adjustments    11,034 (613) (797)
Adjusted net income    81,279 77,048 66,602
Net income annualized    322,466 309,039 264,960
Total average assets    $30,678,388 30,630,748 29,528,435
Adjusted return on average assets    1.05% 1.01% 0.90%

Non-GAAP Financial Measures, continued SYNOVUS
(dollars in thousands)    3Q17 2Q17 3Q16
Net income available to common shareholders    $95,448 $73,444 $62,686
Add: Earnout liability adjustments    2,059 - -
Add: Merger-related expense    23 - 550
Add: Fair value adjustment to VISA derivative    - - 360
Add/subtract: Litigation contingency/recovery    401 - (189)
Add: Restructuring charges    519 13 1,243
Add: Amortization of intangibles    292 292 -
Add: Provision expense on loans transferred to held-for-sale    27,710 - -
Add: Discount to fair value- ORE dispositions    7,082
Add: Asset impairment charges    1,168
Add/subtract: Investment securities (losses) gains, net    7,956 1 (59)
Add: Decrease in fair value of private equity investments, net    27 1,352 249
Subtract: Cabela’s transaction fee    (75,000) - -
Add/subtract: Tax effect of adjustments    11,034 (613) (797)
Adjusted net income    78,719 74,489 64,043
Net income annualized    312,309 298,775 254,780
Total average shareholder’s equity less preferred stock    $2,859,491 2,849,069 2,806,533
Subtract: Goodwill    (57,167) (57,018) (24,431)
Subtract: Other intangible assets, net    (11,648) (11,965) (226)
Total average tangible shareholder’s equity less preferred stock    2,790,676 2,780,086 2,781,876
Adjusted return on average common equity    10.92% 10.49% 9.08%
Adjusted return on average tangible common equity    11.19% 10.75% 9.16%

Non-GAAP Financial Measures, continued SYNOVUS
(dollars in thousands) Sequential quarter loan growth excluding transfers to held-for-sale 3Q17 sequential quarter loan growth, as reported $56,848 Add: transfers to held-for-sale Consumer $20,213 C&l $41,821 Commercial $15,740 Total loans transferred to held-for-sale $77,774 3Q17 sequential quarter loan growth, excluding transfers to held-for-sale $134,622 Ending loan balance at June 30, 2017 $24,430,512 Sequential quarter % change, as reported, annualized 0.9% Sequential quarter % change, as adjusted, annualized 2.2% 35

Non-GAAP Financial Measures, continued SYNOVUS
(dollars in thousands)
Sequential quarter growth in total average deposits excluding acquired WFB deposits
3Q17 sequential quarter total average deposits growth, as reported    $295,210
Subtract: average balance WFB acquired deposits    (71,920)
3Q17 sequential quarter total average deposits growth, as adjusted    $223,290
3Q17 sequential quarter growth, excluding WFB acquired deposits    $223,290
2Q17 total average deposits    $24,991,708
Sequential quarter % change, as reported, annualized    4.7%
Sequential quarter % change, as adjusted, annualized    3.5%

Non-GAAP Financial Measures, continued (dollars in thousands)     3Q16 2Q17 3Q17 SYNOVUS
Total interest expense    $30,547 $34,413 $35,080
Total interest expense, annualized    121,524 138,030 139,176
Total average interest bearing liabilities    19,348,954 20,146,714 20,158,170
Cost of funds rate    0.63% 0.69% 0.69%
Total interest expense    $30,547 $34,413 $35,080
Subtract: Interest on long-term debt    (14,631) (16,250) (14,240)
Subtract: Interest on brokered deposits    (2,173) (2,672) (3,872)
Subtract: Interest on federal funds purchased and securities sold under repurchase agreements    (58) (45) (42)
Interest expense on interest bearing core deposits    13,685 15,446 16,926
Interest expense on interest bearing core deposits, annualized    54,443 61,952 67,152
Total average interest bearing liabilities    19,348,954 20,146,714 20,158,170
Subtract: Average long-term debt    (2,114,193) (2,270,452) (1,985,175)
Subtract: Average brokered deposits    (1,409,740) (1,379,559) (1,530,889)
Subtract: Average federal funds purchased and securities sold under repurchase agreements    (247,378) (183,400) (191,585)
Total average interest bearing core deposits    $15,577,643 $16,313,303 $16,450,521
Cost of interest bearing core deposits    0.35% 0.38% 0.41%

Non-GAAP Financial Measures, continued SYNOVUS (in thousands)    3Q16 2Q17 3Q17 Total non-interest expense    $185,871 191,747 205,646 Subtract: Discounts to fair value - ORE dispositions    - - (7,082) Subtract: Asset impairment charges    - - (1,168) Subtract: Earnout liability adjustments    - - (2,059) Subtract: Restructuring charges    (1,243) (13) (519) Subtract: Fair value adjustment to Visa derivative    (360) - - Subtract/add: Litigation contingency/expense (recovery)    189 - (401) Subtract: Merger-related expense    (550) - (23) Subtract: Amortization of intangibles    - (292) (292) Adjusted non-interest expense    $183,907 191,442 194,102 Adjusted non-interest expense    $183,907 191,442 194,102 Net interest income    226,007 251,097 262,572 Add: Tax equivalent adjustment    330 298 283 Add: Total non-interest income    68,155 68,701 135,435 Subtract: Cabela’s transaction fee    - - (75,000) Add: Decrease in fair value of private equity investments, net    249 1,352 27 Subtract/add: Investment securities (gains) losses, net    (59) 1 7,956 Total adjusted revenues    $294,682 $321,449 $331,273 Adjusted efficiency ratio    62.41% 59.56% 58.59%
Total non-interest income    $68,155 68,701 135,435
Subtract: Cabela’s transaction fee - (75,000)
Subtract/add: Investment securities (gains) losses, net    (59) 1 7,956
Add: Decrease in fair value of private equity investments, net    249 1,352 27
Adjusted non-interest income    $68,345 $70,054 $68,418

Non-GAAP Financial Measures, continued SYNOVUS
(dollars in thousands)
Adjusted non-interest income    YTD 3Q17 YTD 3Q16 %change
Total non-interest income    $275,974 $199,188 38.55%
Subtract: Cabela’s transaction fee    ($75,000) -
Add/Subtract: Investment securities losses (gains), net    $289 ($126)
Add: Decrease in fair value of private equity investments, net    $3,193 $527
Adjusted non-interest income    $204,456 $199,589 2.44%

Non-GAAP Financial Measures, continued

SYNOVUS

(in thousands)	3Q16	2Q17	3Q17
Total average deposits	$24,030,291	$24,991,708	$25,286,919
Subtract: Average brokered deposits	(1,409,739)	(1,379,559)	(1,530,889)
Subtract: Average time deposits excluding average SCM time deposits	(3,153,366)	(3,151,333)	(3,160,915)
Subtract: Average state, county, and municipal (SCM) deposits	(2,105,126)	(2,051,646)	(1,991,954)
Average core transaction deposits	$17,362,060	$18,409,170	$18,603,161

Total assets	$29,727,096	$30,687,966	$31,642,123
Subtract: Goodwill	(24,431)	(57,092)	(57,315)
Subtract: Other intangible assets, net	(225)	(11,843)	(11,548)
Tangible assets	$29,702,440	$30,619,031	$31,573,260
Total shareholders' equity	$2,906,659	$2,997,947	$2,997,079
Subtract: Goodwill	(24,431)	(57,092)	(57,315)
Subtract: Other intangible assets, net	(225)	(11,843)	(11,548)
Subtract: Series C Preferred Stock	(125,980)	(125,980)	(125,980)
Tangible common equity	$2,756,023	$2,803,032	$2,802,236
Tangible Common Equity ratio	9.28%	9.15%	8.88%

Common equity Tier 1 (CET1)	$2,596,233	$2,734,983	$2,749,303
Adjustment related to capital components	(101,843)	(31,623)	(25,704)
Common equity Tier 1 (fully phased-in)	$2,494,390	$2,703,360	$2,723,599
Total risk-weighted assets (fully phased-in)	26,323,936	27,528,587	27,600,027
Common equity Tier 1 (CET1) ratio (fully phased-in)	9.48%	9.82%	9.87%

40

Non-GAAP Financial Measures, continued (in thousands)
Net charge-off ratio excluding balance sheet restructuring actions    3Q17 YTD 3Q17
Net charge-offs    $38,099 $60,695
Charge-offs on loans transferred to held-for-sale during 3Q17    ($34,235) ($34,235)
Net charge-offs excluding charge-offs on loans transferred to held-for-sale    $3,864 $26,460
Net charge-offs excluding charge-offs on loans transferred to held-for-sale annualized    $15,330 $35,377
Average loan balances    $24,449,923 $24,297,002
Net charge-off ratio, as reported (annualized)    0.62% 0.33%
Net charge-off ratio, excluding 3Q17 transfers to held-for-sale (annualized)    0.06% 0.15%
Net charge-off ratio excluding balance sheet restructuring actions    Outlook 2017 (Yr)
Net charge-off ratio     29-34 b.p.s
Subtract:
Net charge-off ratio related to loans transferred to held-for-sale     14 b.p.s
Net charge-off ratio, excluding transfers to held-for-sale    15-20 b.p.s

Non-GAAP Financial Measures, continued synovus Nine months ended
(in thousands)    September 30,
Total non-interest expense growth excluding balance sheet restructuring actions    2017 2016 increase
Total non-interest expense, as reported    $594,779 $562,715 5.7%
Subtract:
Discounts to fair value for completed/planned ORE accelerated dispositions    ($7,082) - -
Asset impairment charges related to accelerated disposition of corporate real estate and other properties ($1,683)    - -
Total non-interest expense excluding balance sheet restructuring actions    $586,014 $562,715 4.1%
(in thousands)    Year ending December 31,
Total non-interest expense growth excluding balance sheet restructuring actions    2017* 2016 increase
Total non-interest expense    $804,806 to $819,925 $755,923 6.5% -8.5%
Subtract:
Discounts to fair value for completed/planned ORE accelerated dispositions    ($7,082) - -
Asset impairment charges related to accelerated disposition of corporate real estate and other properties    ($1,683) - -
Estimated loss on early extinguishment of debt to be recorded in 4Q17    ($25,000) - -
Total non-interest expense excluding balance sheet restructuring actions    $771,041 to $786,160 $755,923 2.0-4.0%
*Current Outlook